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                                 EXHIBIT 10.2.12

                  Lease Agreement dated February 2, 1996 by and
      between Sunstone Hotel Investors, L.P., as lessor, and Sunstone Hotel
        Properties, Inc., as lessee, for the Cypress Inn hotel located in
                               Clackamas, Oregon.

         The following lists the material differences between the Percentage Lease filed as Exhibit 10.2.1 to the Company's Registration Statement No. 33-84346 and the Percentage Lease identifed by the Exhibit number below and is being filed pursuant to Instruction 2 to Item 601 of Regulation S-K.

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
                                                         Annual
Exhibit   Percentage Lease                                Base          Percentage Rent
Number       Description                                  Rent              Formula
- -------   ----------------                               ------         ---------------
10.2.12   Lease Agreement dated as of February 2,       $437,000       38% of room revenue up
          1996 by and between Sunstone Hotel                           to $1,150,000, plus 63%
          Investors, L.P., as lessor, and Sunstone                     of room revenue in
          Hotel Properties, Inc., as lessee, for the                   excess of $1,150,000,
          Cypress Inn Hotel located in Clackamas,                      plus 100% of sublease
          Oregon                                                       and concession revenue
                                                                       and other net revenues
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